SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On March 31, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended February 28, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended February, 2003 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  April 15, 2003                       By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                February 28,   February 28,
                                                    2003          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,426    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      45,821        46,818
    Other Receivables                                 4,674         8,199
    Prepaid Expenses                                  2,545         2,429
                                                  ---------     ---------
    Total Current Assets                             61,466        65,134
                                                  ---------     ---------

    Land and Buildings                               19,988        22,821
    Fixtures, Furniture and Vehicles                  9,965         9,077
    Leasehold Improvements                           23,727        23,132
    Construction in Progress                             48            --
                                                  ---------     ---------
    Total Property and Equipment                     53,728        55,030
    Accumulated Depreciation and Amortization        22,229        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      31,499        36,058
                                                  ---------     ---------

    Other Assets                                    104,121       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  197,086    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  2,896         2,842
    Accrued Expenses                                 22,250        31,042
    Income Tax Currently Payable                        114           766
    Deferred Revenue                                  7,151         8,180
                                                  ---------     ---------
    Total Current Liabilities                        32,411        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,990       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (909,712)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (547,315)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  197,086    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended  Twelve Months Ended
                                          February 28, 2003   February 28, 2003
                                         ------------------  ------------------

Sales                                              $ 22,722          $ 323,902
Costs of Sales                                       12,829            178,155
                                                    -------            --------
    Maintained Margin                                 9,893            145,748


Other Income                                          1,559             24,860
                                                    -------            --------
    Total Income                                     11,452            170,608


Selling, General & Administrative Expense            11,694            169,354
Interest Expense                                         30                668
                                                    -------            --------
    Total Operating Expense                          11,724            170,022

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (272)               586

Reorganization Items:
  Store and Distribution Center Exit Costs              702                457
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (7,797)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (45)
  Professional Fees                                    (492)            (5,663)
                                                    -------            --------
     Total Reorganization Items                         211            (13,048)

Delivered Sales Adjustment                             (731)               202
                                                    -------            --------
Income (Loss) Before Income Taxes                      (792)           (12,260)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (792)          $(12,260)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.20)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Twelve Months Ended
                                           February 28, 2003   Februry 28, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (792)          $ (12,260)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      312               3,610
   Reorganization items                              (140)             13,048
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (730)              4,132
       Inventories                                    984                 997
       Prepaid expenses                               328                  51
       Deferred taxes                                  --                  --
       Deferred revenue                             1,982              (1,029)
       Accounts payable                              (409)             (1,414)
       Accrued expenses                              (886)             (8,722)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                                650              (1,588)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (427)             (1,692)
  Disposals of property and equipment                  61               2,612
  Proceeds from dispositions of fixed
    assets - reorganization                           768               2,478
  Miscellaneous investments                           (29)             10,702
                                                 ---------           ---------
Net cash provided by investing activities             374              14,100
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --             (11,770)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --             (11,774)
                                                 ---------           ---------
Net increase in cash                                1,023                 738
Cash at beginning of period                         7,403               7,688
                                                 ---------           ---------
Cash at end of period                           $   8,426         $     8,426
                                                 =========           =========